UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 12, 2010

TN-K ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27828	13-3779546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

649 Sparta Highway, Suite 102, Crossville, TN	38555
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(931) 707-9601

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2010, the Board of Directors of TN-K Energy Group, Inc. determined that the balance sheet at December 31, 2008 and the statement of operations, statement of changes in stockholders’ deficit and statement of cash flows for the year ended December 31, 2008 included in its Annual Report on Form 10-K for the year ended December 31, 2008 as previously filed with the Securities and Exchange Commission could no longer be relied upon because of errors in these financial statements.  The errors related to (i) an error in the computation of the amount of liquidated damage resulting in an additional expense being recorded in the amount of $604,652, (ii) an error in the number of outstanding warrants at December 31, 2008, resulting in a decrease of warrants presented by 9,775,992, which impacted the related footnote disclosure, and (iii) an error in the number of issued and outstanding shares of our common stock at December 31, 2008, resulting in a decrease of 1,000,000 shares as being recorded as outstanding.  We determined that as a result of the net impact of the correction of these errors on our statement of operations, that we had underestimated the non-cash expense related to the liquidated damages and derivative liabilities by $604,652.  The error in the number of outstanding shares of our common stock at December 31, 2008 also resulted in a reclassification of amounts between paid in capital and additional paid in capital.

The effect of correcting these accounting errors on the balance sheet at December 31, 2008 and the statement of operations and the statement of cash for the year ended December 31, 2008 previously included in the Annual Report on Form 10-K for the year ended December 31, 2008 are shown in the table below.  The correction of these errors resulted in the corresponding changes within the statement of stockholders’ deficit for 2008. The balance sheet at December 31, 2008 and the statement of operations, statement of stockholders’ deficit and statement of cash flows for the year ended December 31, 2008 have been restated to correct the 2008 accounting errors and will be included in our Annual Report on Form 10-K for the year ended December 31, 2009.

	December 31, 2008
	As filed ($)	Adjustment to Restate ($)	Restated ($)
Balance Sheet Data
Stockholders’ Equity
Common stock, $0.03 par value, 100,000,000 shares authorized, 32,223,975 issued and outstanding	997,058	(30,339)	966,719
Additional paid in capital	16,347,871	30,339	16,378,210
Total liabilities and stockholders’ deficit	22,997	-	22,997

	Year Ended December 31, 2008
	As filed ($)	Adjustment to Restate ($)	Restated ($)
Statement of Operations Data
Other income (expense)
Liquidated damages	-	(604,652)	(604,652)
Total other income (expense)	260,793	(604,652)	(343,859)
Net loss before taxes	(93,703)	(604,652)	(698,355)
Net loss	(93,703)	(604,652)	(698,355)
Basic income (loss) per share	(0.00)	(0.02)	(0.02)
Diluted income (loss) per share	(0.00)	(0.02)	(0.02)
Weighted average shares of common stock outstanding
Basic	33,024,000		32,223,975
Diluted	33,024,000		32,223,975

Statement of Cash Flows
Net loss	(93,703)	(604,652)	(698,355)
Change in fair value of derivative and liquidating damages liabilities	(384,877)	604,652	219,775
Net Cash Used in Operating Activities	(15,677)	-	(15,677)

Our Board of Directors has discussed the matters disclosed in this filing with Sherb & Co., LLP our current independent registered public accounting firm which is also re-auditing our 2008 financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TN-K ENERGY GROUP, INC.

Date: April 13, 2010	By:	/s/ Ken Page
Ken Page, Chief Executive Officer and President

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